UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2021

Zanite Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39704	85-2549808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25101 Chagrin Boulevard, Suite 350

Cleveland, Ohio 44122

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (216) 292-0200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	ZNTEU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	ZNTE	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	ZNTEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised fmancial accmmting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously announced, Zanite Acquisition Corp., a Delaware corporation (“Zanite” or the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Embraer S.A., a Brazilian corporation (sociedade anônima) (“Embraer”), Embraer Aircraft Holding Inc., a Delaware corporation and a direct wholly-owned subsidiary of Embraer (“EAH”), and EVE UAM, LLC, a Delaware limited liability company and a wholly-owned subsidiary of EAH (“Eve”).

Attached as Exhibit 99.1 is a press release (the “BAES Press Release”), dated as of December 21, 2021, jointly issued by BAE Systems plc and Embraer announcing their partnership to explore potential defense and security applications for electric vertical take-off and landing vehicles (“eVTOLs”) which are to be produced by Eve. The BAES Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 is a press release (the “SkyWest Press Release”), dated as of December 2021, jointly issued by SkyWest Inc. (“SkyWest”), Embraer and Eve, announcing a partnership to develop a regional eVTOL operator network for the deployment of Eve’s eVTOLs in the United States, as well as SkyWest’s non-binding commitment to purchase 100 of Eve’s eVTOLs. The SkyWest Press Release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Attached as Exhibit 99.3 is a press release (the “Republic Press Release”), dated as of December 21, 2021, jointly issued by Republic Airways Holdings Inc. (“Republic”), Embraer and Eve, announcing a partnership to develop an eVTOL deployment network throughout the Central and East Coast markets of the United States, as well as Republic’s non-binding commitment to purchase up to 200 of Eve’s eVTOLs. The Republic Press Release is attached hereto as Exhibit 99.3 and incorporated by reference herein.

Attached as Exhibit 99.4 is a press release (the “Azorra Press Release”), dated as of December 21, 2021, jointly issued by Azorra (“Azorra”), Embraer and Eve, announcing Azorra’s non-binding commitment to purchase up to 200 of Eve’s eVTOLs. The Azorra Press Release is attached hereto as Exhibit 99.4 and incorporated by reference herein.

The information in this Item 7.01, including Exhibits 99.1, 99.2, 99.3 and 99.4 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Zanite under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibits 99.1, 99.2, 99.3 and 99.4.

Important Information about the Business Combination and Where to Find It

In connection with the business combination, Zanite intends to file with the SEC a preliminary proxy statement relating to the business combination. Zanite will mail a definitive proxy statement and other relevant documents to its stockholders. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Zanite’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for its special meeting of stockholders to be held to approve the business combination and other matters, as these materials will contain important information about Zanite, Eve and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of Zanite as of a record date to be established for voting on the business combination. Stockholders of Zanite will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in Zanite’s Registration Statement on Form S-1/A and by Zanite’s Current Report on Form 8-K filed on September 15, 2021, each of which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be included in the proxy statement for the business combination when available.

Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Zanite’s stockholders in connection with the business combination, including a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Zanite’s proxy statement for the business combination when it is filed with the SEC. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Zanite’s, Eve’s, Embraer’s and EAH’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the PIPE, the level of redemptions by Zanite’s public stockholders, the timing of the completion of the business combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Zanite’s, Eve’s, Embraer’s and EAH’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Zanite, Eve, Embraer and EAH.

These forward-looking statements are subject to a number of risks and uncertainties, including: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Zanite or Eve is not obtained and or that the proposed business combination and the private placement of common stock are not able to concurrently close; (iii) failure to realize the anticipated benefits of the proposed business combination; (iv) risks relating to the uncertainty of the projected financial information with respect to Eve; (v) the outcome of any legal proceedings that may be instituted against Zanite, Embraer, EAH and/or Eve following the announcement of the business combination agreement and the transactions contemplated therein; (vi) future global, regional or local economic and market conditions; (vii) the development, effects and enforcement of laws and regulations; (viii) Eve’s ability to grow and manage future growth , maintain relationships with customers and suppliers and retain its key employees; (ix) Eve’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; (x) the effects of competition on Eve’s future business; (xi) the amount of redemption requests made by Zanite’s public stockholders; (xii) the ability of Zanite or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; (xiii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xiv) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation, (xv) costs related to the business combination, (xvi) the impact of the global COVID-19 pandemic and (xvii) those factors discussed in Zanite’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, in each case, under the heading “Risk Factors,” and other documents of Zanite filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Eve nor Zanite presently know or that Eve and Zanite currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Eve’s and Zanite’s expectations, plans or forecasts of future events and views as of the date of this Form 8-K. Eve and Zanite anticipate that subsequent events and developments will cause Eve’s and Zanite’s assessments to change. However, while Eve and Zanite may elect to update these forward-looking statements at some point in the future, Eve and Zanite specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Eve’s and Zanite’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	BAES Press Release, dated as of December 21, 2021.

99.2	SkyWest Press Release, dated as of December 21, 2021.

99.3	Republic Press Release, dated as of December 21, 2021.

99.4	Azorra Press Release, dated as of December 21, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZANITE ACQUISITION CORP.

Dated: December 21, 2021	By:	/s/ Steven H. Rosen
Name: Steven H. Rosen
Title: Co-Chief Executive Officer

Exhibit 99.1

BAE Systems and Embraer to explore potential defence variants for the Eve eVTOL aircraft

Melbourne, Florida, December 21, 2021 – BAE Systems and Embraer Defense & Security have announced plans to embark on a joint study to explore the development of Eve’s electric Vertical Take Off and Landing (eVTOL) vehicle for the defence and security market.

The joint study builds on Eve’s development for the urban air mobility market and will look at how the aircraft could provide cost-effective, sustainable and adaptable capability as a defence variant.

Engineers from BAE Systems’ Air sector in Lancashire, UK, will work together with the Embraer Defense & Security team based in São José dos Campos, Brazil to explore how a defence variant could be used for a range of applications such as personnel transportation, surveillance and reconnaissance, disaster relief and humanitarian response.

Eve’s eVTOL could help to transform defence operations, whilst reducing their environmental impact – at a much lower operating cost than today’s platforms.

“This collaboration with one of the leading defence companies in the world on this exciting and game-changing technology is in line with our goal to establish strategic partnerships. We look forward to exploring more ways our two organisations can work together and benefit from those rich experiences and reputations. The collaboration allows us to tap into talent from across the globe in our shared interest to develop innovative and sustainable solutions for the skies,” said Jackson Schneider, president and CEO, Embraer Defence & Security.

Ian Muldowney, Chief Operating Officer, BAE Systems Air sector, said: “Bringing together Embraer’s innovative technology in the commercial sector with our extensive defence engineering and systems integration experience will help us to accelerate the pace of new innovations. This joint study is a great example of how we’re delivering against our commitment to collaborate to explore new and sustainable technologies for our customers.”

The all-electric aircraft is part of Embraer’s commitment towards more sustainable aviation and has come out of Eve, an independent company dedicated to accelerating the global Urban Air Mobility (UAM) ecosystem. The joint study directly supports BAE Systems’ strategy to accelerate sustainable technology development through increased investment in research and development, as well as working with industry partners, SMEs and academia.

Notes to editors

The eVTOL is a product that is being developed by Eve UAM, LLC, an Embraer company. Embraer recently entered into a definitive business combination agreement with Zanite Acquisition Corp., a special purpose acquisition company, with the goal of listing Eve on the NYSE.

BAE Systems’ Air sector has agreed to invest $10m into the Eve business and is also working with Embraer Defense & Security on a joint study to explore the joint development of a defence variant.

About BAE Systems

We provide some of the world’s most advanced, technology-led defence, aerospace and security solutions and employ a skilled workforce of some 89,600 people in more than 40 countries. Working with customers and local partners, we develop technology that helps to save lives, protect borders and people, strengthen nations, and keep critical information and infrastructure secure.

About Embraer

A global aerospace company headquartered in Brazil, Embraer has businesses in Commercial and Executive aviation, Defense & Security and Agricultural Aviation. The company designs, develops, manufactures and markets aircraft and systems, providing Services & Support to customers’ after-sales.

Since it was founded in 1969, Embraer has delivered more than 8,000 aircraft. On average, about every 10 seconds an aircraft manufactured by Embraer takes off somewhere in the world, transporting over 145 million passengers a year.

Embraer is the leading manufacturer of commercial jets up to 150 seats and the main exporter of high value-added goods in Brazil. The company maintains industrial units, offices, service and parts distribution centers, among other activities, across the Americas, Africa, Asia and Europe.

For more information, please contact:

Andrea Kay, BAE Systems

M: +44 (0) 7793 423647

E: andrea.kay@baesystems.com

Valtécio Alencar, Embraer S.A.

M: +1 (321) 361-8336

valtecio.alencar@embraer.com

Important Information and Where to Find it

In connection with the proposed business combination among Zanite Acquisition Corp. (“Zanite”), Embraer, Eve and Embraer Aircraft Holding, Inc. (“EAH”), Zanite intends to file with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement relating to the proposed business combination. Zanite will mail a definitive proxy statement and other relevant documents to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Zanite’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination and other matters, as these materials will contain important information about Zanite, Eve and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of Zanite as of a record date to be established for voting on the proposed business combination. Stockholders of Zanite will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in Zanite’s Registration Statement on Form S-1/A and by Zanite’s Current Report on Form 8-K filed on September 15, 2021, each of which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination when available.

Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Zanite’s stockholders in connection with the proposed business combination, including a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Zanite’s proxy statement for the proposed business combination when it is filed with the SEC. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

Exhibit 99.2

Eve and SkyWest Announce Partnership to Develop Regional Operator Network with an order for 100 eVTOL aircraft

Melbourne, Florida, December 21, 2021 – Eve Air Mobility (Eve), an Embraer company, and SkyWest, Inc. (NASDAQ: SKYW) (SkyWest), announced today a Memorandum of Understanding and non-binding Letter of Intent for SkyWest to purchase 100 of Eve’s electric vertical takeoff and landing aircraft (eVTOL). The partnership will focus on developing a network of deployment throughout the United States.

SkyWest and Eve have also committed to develop a portfolio of services-based capabilities to optimize eVTOL performance in key early adopter cities that will be prioritized for initial Urban Air Mobility operations. To support this effort, SkyWest and Eve plan to dedicate a team to focus on vehicle design, vertiport specifications, and the certification roadmap for eVTOL operations.

SkyWest has been an Embraer partner since 1986, bringing together the world’s largest regional airline operator and the world’s leading regional aircraft manufacturer. SkyWest, which operates Embraer’s commercial aircraft for major airline operators, chose Eve as its Urban Air Mobility partner due to its long record for certifying trusted aircraft for over 52 years. In addition to SkyWest’s LOI for 100 aircraft, both companies have agreed to form a working group to jointly evaluate the utilization of Eve’s next generation air traffic management and fleet operating solutions as the Urban Air Mobility industry prepares to scale over the next decade.

“We are pleased to partner with Eve to launch this revolutionary product as we further our commitment to sustainability,” said Chip Childs, SkyWest President and CEO. “We believe Eve’s 100% electric eVTOL aircraft will provide the benefits of zero carbon emissions, enhanced urban quality of life, and increased connectivity. Together through this partnership, Eve, Embraer, and SkyWest will help propel sustainable aviation forward.”

“Eve’s partnership with SkyWest gives the very best to every passenger that will be served by this alliance. The combined experience and operational knowledge of SkyWest and Eve, through its partnership with Embraer, will deliver a robust and mature operation to SkyWest’s vast presence. We are very excited to offer SkyWest an excellent experience that will serve to increase accessibility for all,” said Andre Stein, -co-CEO of Eve.

Follow Eve and Embraer on Twitter: @EveAirMobility and @Embraer

Forward Looking Statements Disclosure

This press release contains “forward-looking statements.” Forward-looking statements are based on current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These statements are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, reflect current views with respect to future events and therefore are subject to significant risks and uncertainties, both known and unknown. Without limiting the generality of the foregoing, such forward-looking statements include statements regarding SkyWest’s proposed purchase of eVTOL aircraft from Eve, the capabilities, development, certification, marketing, and future operations of Eve’s eVTOL aircraft, including zero carbon emissions, enhanced urban quality of life, increased connectivity and the future of sustainable aviation, SkyWest’s and Eve’s intent to dedicate a team to work towards optimizing eVTOL performance in certain markets, the ability to deploy the eVTOL aircraft throughout the United States, and the anticipated benefits of and increased accessibility as a result of the collaboration between SkyWest and Eve. Actual results may vary materially from those anticipated in forward-looking statements.

Each of SkyWest and Eve disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in expectations or any change in events, conditions or circumstances on which the forward-looking statement is based that occur after the date hereof. You should not place undue reliance on these forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control. These forward-looking statements are based on the information currently available and speak only as of the date hereof. Specific factors that could cause actual results to differ materially from these forward-looking statements include: the ability of the parties to negotiate and enter into a definitive agreement and realize anticipated synergies, the ability of Eve to obtain the required certifications to manufacture and sell its eVTOL aircraft, the existing global COVID-19 pandemic and the outbreak of any other disease or similar public health threat that affects travel demand or travel behavior; the challenges of competing successfully in a highly competitive and rapidly changing industry; developments associated with fluctuations in the economy and the demand for air travel, including related to the duration and impact of the COVID-19 pandemic, and related decreases in customer demand and spending; the financial stability of SkyWest’s major partners and any potential impact of their financial condition on the operations of SkyWest; fluctuations in flight schedules, which are determined by the major partners for whom SkyWest conducts flight operations; variations in market and economic conditions; and other unanticipated factors. Risk factors, cautionary statements and other conditions which could cause actual results to differ materially from the parties’ current expectations are contained in SkyWest’s and Embraer’s filings with the Securities and Exchange Commission. Additionally, the risks, uncertainties and other factors set forth above or otherwise referred to in the reports that SkyWest and Embraer file with the Securities and Exchange Commission may be further amplified by the global impact of the COVID-19 pandemic.

About SkyWest, Inc.

SkyWest, Inc. is the holding company for SkyWest Airlines and SkyWest Leasing, an aircraft leasing company. SkyWest Airlines has a fleet of over 450 aircraft connecting passengers to 230 destinations throughout North America. SkyWest Airlines operates through partnerships with United Airlines, Delta Air Lines, American Airlines and Alaska Airlines carrying more than 21 million passengers in 2020 and 43 million passengers in 2019.

About Eve Air Mobility

Eve is a new, independent company dedicated to accelerating the global Urban Air Mobility (UAM) ecosystem. Benefitting from a startup mindset, backed by Embraer’s more than 50-year history of aerospace expertise, its singular focus takes a comprehensive approach to the UAM industry by providing a holistic ecosystem. Its advanced electric vertical aircraft (EVA) coupled with its comprehensive global services and support network, and a unique air traffic management solution make it a serious contender in this space. Eve is the first company to graduate from EmbraerX. For more information, visit www.eveairmobility.com.

Follow Eve on Twitter:

About Embraer

A global aerospace company headquartered in Brazil, Embraer has businesses in Commercial and Executive aviation, Defense & Security and Agricultural Aviation. The company designs, develops, manufactures and markets aircraft and systems, providing Services & Support to customers after-sales.

Since it was founded in 1969, Embraer has delivered more than 8,000 aircraft. On average, about every 10 seconds an aircraft manufactured by Embraer takes off somewhere in the world, transporting over 145 million passengers a year.

Embraer is the leading manufacturer of commercial jets up to 150 seats and the main exporter of high value-added goods in Brazil. The company maintains industrial units, offices, service and parts distribution centers, among other activities, across the Americas, Africa, Asia and Europe.

Important Information and Where to Find it

In connection with the proposed business combination among Zanite Acquisition Corp. (“Zanite”), Embraer, Eve and Embraer Aircraft Holding, Inc. (“EAH”), Zanite intends to file with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement relating to the proposed business combination. Zanite will mail a definitive proxy statement and other relevant documents to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Zanite’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination and other matters, as these materials will contain important information about Zanite, Eve and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of Zanite as of a record date to be established for voting on the proposed business combination. Stockholders of Zanite will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in Zanite’s Registration Statement on Form S-1/A and by Zanite’s Current Report on Form 8-K filed on September 15, 2021, each of which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination when available.

Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Zanite’s stockholders in connection with the proposed business combination, including a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Zanite’s proxy statement for the proposed business combination when it is filed with the SEC. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

For more information, please contact:

SkyWest Corporate Communications

435.634.3553

corporate.communications@skywest.com

Embraer: Valtécio Alencar, Embraer S.A.

M: +1 (321) 361-8336

valtecio.alencar@embraer.com

Exhibit 99.3

Eve and Republic Airways announce partnership to develop regional operator network of the future with an order for up to 200 eVTOL aircraft

Melbourne, Florida, December 21, 2021 – Eve Air Mobility, an Embraer company, and Republic Airways Holdings Inc, announced today a Memorandum of Understanding and Letter of Intent to purchase up to 200 of Eve’s electric vertical takeoff and landing aircraft (eVTOL) to explore additional opportunities within its subsidiaries, such as LIFT Academy, that are focused on workforce development initiatives and the future of air travel. The strategic relationship will focus on developing a deployment network throughout the Central and East Coast markets of the United States, with an initial focus on the Boston, New York and Washington, D.C. markets.

In preparation for the first Urban Air Mobility (UAM) flights with Eve’s aircraft, the companies have agreed to establish a working group that will study the requirements of future AOCs (Airline Operating Certificates) where Eve’s aircraft can be deployed in specific markets and missions. This same working group will also examine the feasibility of additional services from other types of urban air vehicles, which could further expand access into new markets

“Republic’s commitment to provide sustainable aviation solutions to our codeshare partners, American, Delta and United, relies on continued investments in both workforce development and emerging clean technologies. The strategic relationship with Eve builds upon decades of a successful relationship with Embraer that has expanded access to regional airports across the country, and we believe Eve’s UAM platform could play a critical role in our future workforce development initiatives,” said Bryan Bedford, President and CEO of Republic Airways.

“This partnership is a new chapter of a longstanding alliance and a shared tradition of excellence between Republic and Embraer, and now Eve. Republic has the expertise of flying extensive route networks in the United States that are similar to what we expect to see with UAM on a different geographical scale. Beyond that, the deployment of our eVTOL will provide millions of passengers in the country with a faster and better solution as their last-mile option,” said Andre Stein, co-CEO of Eve.

Follow Eve, Embraer and Republic Airways on Twitter: @Eveairmobility @Embraer and @RepublicAirways

Forward Looking Statements Disclosure

This press release contains “forward-looking statements.” Forward-looking statements represent Republic’s (the “Company”) current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These statements are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, reflect management’s current views with respect to future events and therefore are subject to significant risks and uncertainties, both known and unknown. Without limiting the generality of the foregoing, such forward-looking statements include statements regarding the capabilities, development, certification, marketing, and future operations of Eve Urban Air Mobility, LLC (“Eve”) eVTOL, the Company’s purchase of aircraft from Eve, and the anticipated benefits of the collaboration between the Company and Eve. The Company’s actual results may vary materially from those anticipated in forward-looking statements.

The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based that occur after the date hereof. You should not place undue reliance on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control. Our forward-looking statements are based on the information currently available to us and speak only as of the date hereof. New risks and uncertainties arise from time to time, and it is impossible for us to predict these matters or how they may affect us. We have included important factors in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021 (the “Annual Report”) which we believe over time, could cause our actual results, performance or achievements to differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements. You should consider all risks and uncertainties disclosed in the Annual Report and in our filings with the United States Securities and Exchange Commission (the “SEC”), all of which are accessible on the SEC’s website at www.sec.gov.

About Republic Airways Inc.

Founded in 1974, Republic Airways is one of the largest regional airlines in the U.S. Republic operates a fleet of more than 220 Embraer 170/175 aircraft and offers scheduled passenger service with daily flights to 100 cities in the U.S., Canada, the Caribbean and Central America. The airline provides fixed-fee flights operated under its codeshare partners’ brands: American Eagle, Delta Connection and United Express. The airline employs about 6,000 aviation professionals. Learn more at www.rjet.com.

In May 2018, Republic opened the Leadership In Flight Training (LIFT) Academy, a commercial aviation pilot and maintenance technician training school in Indianapolis. LIFT uses state-of-the-art training technologies that combine flight, flight simulator, online and in-classroom training. Graduates have a defined pathway to a job as a pilot or aircraft technician at Republic. Learn more at www.flywithlift.com.

About Eve Air Mobility

Eve is a new, independent company dedicated to accelerating the global Urban Air Mobility (UAM) ecosystem. Benefitting from a startup mindset, backed by Embraer’s more than 50-year history of aerospace expertise, its singular focus takes a comprehensive approach to the UAM industry by providing a holistic ecosystem. Its advanced electric vertical aircraft (EVA) coupled with its comprehensive global services and support network, and a unique air traffic management solution make it a serious contender in this space. Eve is the first company to graduate from EmbraerX. For more information, visit www.eveairmobility.com.

About Embraer

A global aerospace company headquartered in Brazil, Embraer has businesses in Commercial and Executive aviation, Defense & Security and Agricultural Aviation. The company designs, develops, manufactures and markets aircraft and systems, providing Services & Support to customers after-sales.

Since it was founded in 1969, Embraer has delivered more than 8,000 aircraft. On average, about every 10 seconds an aircraft manufactured by Embraer takes off somewhere in the world, transporting over 145 million passengers a year.

Embraer is the leading manufacturer of commercial jets up to 150 seats and the main exporter of high value-added goods in Brazil. The company maintains industrial units, offices, service and parts distribution centers, among other activities, across the Americas, Africa, Asia and Europe.

Important Information and Where to Find it

In connection with the proposed business combination among Zanite Acquisition Corp. (“Zanite”), Embraer, Eve and Embraer Aircraft Holding, Inc. (“EAH”), Zanite intends to file with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement relating to the proposed business combination. Zanite will mail a definitive proxy statement and other relevant documents to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Zanite’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination and other matters, as these materials will contain important information about Zanite, Eve and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of Zanite as of a record date to be established for voting on the proposed business combination. Stockholders of Zanite will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in Zanite’s Registration Statement on Form S-1/A and by Zanite’s Current Report on Form 8-K filed on September 15, 2021, each of which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination when available.

Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Zanite’s stockholders in connection with the proposed business combination, including a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Zanite’s proxy statement for the proposed business combination when it is filed with the SEC. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

Exhibit 99.4

Eve and Azorra sign partnership with order for 200 eVTOLs

Melbourne, Florida, December 21, 2021 – Eve Air Mobility, an Embraer company, and Azorra, a longstanding partner and lessor of Embraer aircraft, signed a Letter of Intent (LOI) to order up to 200 of Eve’s electric vertical take-off and landing (eVTOL) aircraft. This collaboration, in addition to the investor partnership announced today, confirms Azorra and Eve’s joint commitment to provide accessible transportation and infrastructure solutions for early adopters of the Urban Air Mobility (UAM) industry.

Eve’s strategic partnership with Azorra will focus on establishing a base of operators that plan for scheduled UAM missions and help to establish the requisite infrastructure needed to enable eVTOL flights around the world.

Azorra’s seasoned management team and relationship-driven business model provides the ideal platform to collaborate with Eve to support customer needs and develop leasing solutions.

“Azorra is excited to partner with Eve and be on the forefront of the eVTOL revolution. The practicality of Eve’s design, coupled with Embraer’s 50+ year proven track record of developing safe and reliable aircraft will position Eve well for a successful product launch,” said Ron Baur, President of Azorra.

In addition to Azorra’s order for up to 200 aircraft, the LOI creates an opportunity for both teams, together with future UAM operators, to propose new procedures and frameworks to enable the entire Urban Air Mobility ecosystem to complement Eve’s agnostic product and service portfolio.

“Today almost half of commercial aircraft are leased and we believe leasing companies will also play an active role in Urban Air Mobility, allowing operators to remain asset light. Azorra has a history of helping markets grow and we are excited to join them in this new frontier for aviation,” said Andre Stein, co-CEO of Eve.

Follow Eve and Embraer on Twitter: @EveAirMobility and @Embraer

Forward Looking Statements Disclosure

This press release contains “forward-looking statements.” Forward-looking statements represent Azorra’s (the “Company”) current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These statements are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, reflect management’s current views with respect to future events and therefore are subject to significant risks and uncertainties, both known and unknown. Without limiting the generality of the foregoing, such forward-looking statements include statements regarding the capabilities, development, certification, marketing, and future operations of Eve UAM, LLC (“Eve”) eVTOL, the Company’s potential purchase of aircraft from Eve, and the anticipated benefits of the collaboration between the Company and Eve. The Company’s actual results may vary materially from those anticipated in forward-looking statements.

The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based that occur after the date hereof. You should not place undue reliance on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control. Our forward-looking statements are based on the information currently available to us and speak only as of the date hereof. New risks and uncertainties arise from time to time, and it is impossible for us to predict these matters or how they may affect us. We have included important factors in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021 (the “Annual Report”) which we believe over time, could cause our actual results, performance or achievements to differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements. You should consider all risks and uncertainties disclosed in the Annual Report and in our filings with the United States Securities and Exchange Commission (the “SEC”), all of which are accessible on the SEC’s website at www.sec.gov.

About Azorra

Azorra is a relationship-driven commercial aircraft lessor, providing lease, financing, and asset management solutions with a focus on regional, crossover and small narrowbody aircraft. Azorra’s team is led by industry veterans with a shared history of success and a wealth of experience in aircraft leasing. The company is headquartered in Fort Lauderdale, Florida and has an office in Dublin, Ireland.

For additional information, please visit us at www.azorra.com or on LinkedIn.

About Eve Air Mobility

Eve is a new, independent company dedicated to accelerating the global Urban Air Mobility (UAM) ecosystem. Benefitting from a startup mindset, backed by Embraer’s more than 50-year history of aerospace expertise, its singular focus takes a comprehensive approach to the UAM industry by providing a holistic ecosystem. Its advanced electric vertical aircraft (EVA) coupled with its comprehensive global services and support network, and a unique air traffic management solution make it a serious contender in this space. Eve is the first company to graduate from EmbraerX. For more information, visit www.eveairmobility.com.

About Embraer

A global aerospace company headquartered in Brazil, Embraer has businesses in Commercial and Executive aviation, Defense & Security and Agricultural Aviation. The company designs, develops, manufactures and markets aircraft and systems, providing Services & Support to customers after-sales.

Since it was founded in 1969, Embraer has delivered more than 8,000 aircraft. On average, about every 10 seconds an aircraft manufactured by Embraer takes off somewhere in the world, transporting over 145 million passengers a year.

Embraer is the leading manufacturer of commercial jets up to 150 seats and the main exporter of high value-added goods in Brazil. The company maintains industrial units, offices, service and parts distribution centers, among other activities, across the Americas, Africa, Asia and Europe.

Important Information and Where to Find it

In connection with the proposed business combination among Zanite Acquisition Corp. (“Zanite”), Embraer, Eve and Embraer Aircraft Holding, Inc. (“EAH”), Zanite intends to file with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement relating to the proposed business combination. Zanite will mail a definitive proxy statement and other relevant documents to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Zanite’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination and other matters, as these materials will contain important information about Zanite, Eve and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of Zanite as of a record date to be established for voting on the proposed business combination. Stockholders of Zanite will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in Zanite’s Registration Statement on Form S-1/A and by Zanite’s Current Report on Form 8-K filed on September 15, 2021, each of which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination when available.

Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Zanite’s stockholders in connection with the proposed business combination, including a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Zanite’s proxy statement for the proposed business combination when it is filed with the SEC. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.